EXECUTION VERSION

AMENDMENT NO. 1 TO THIRD AMENDED
AND RESTATED LOAN AGREEMENT

This Amendment No. 1 to Third Amended and Restated Loan Agreement, dated as of October 18, 2019 (the “Amendment”), is made by and among RCM Technologies, Inc., a Nevada corporation, and all of its subsidiaries (collectively, the “Borrowers”), Citizens Bank, N.A., a national banking association (as successor by merger to Citizens Bank of Pennsylvania), in its capacity as administrative agent and arranger (the “Agent”), and Citizens Bank, N.A., a national banking association (as successor by merger to Citizens Bank of Pennsylvania), as lender (the “Lender”).

BACKGROUND
A. The Agent, the Lender and the Borrowers made, executed and delivered a Third Amended and Restated Loan Agreement, dated as of August 9, 2018 (the “Original Loan Agreement”).

B. In connection with the Original Loan Agreement, the Borrowers and the Agent entered into a certain Amended and Restated Pledge and Security Agreement, dated August 9, 2018, pursuant to which the Borrowers granted to the Agent, for the benefit of the Lenders, a first priority security interest in the Collateral (as defined therein) (the “Original Pledge and Security Agreement”).

C. In connection with the Original Loan Agreement, the Borrowers executed and delivered a Tenth Amended and Restated Revolving Credit Note payable to the order of the Lender, dated August 9, 2018 (the “Existing Restated Credit Note”).

D. As security for (a) the punctual performance in full by the Borrowers of their obligations under the Loan Documents (as such term is defined in the Original Loan Agreement), (b) the punctual payment in full of all amounts owing or to be owing under any Loan Document, and (c) the punctual payment of any other amounts which at any time may be due and payable from the Borrowers to the Agent or the Lenders, in each case whether presently existing or hereafter arising (collectively, the “Secured Obligations”), the Borrowers have granted a security interest to the Agent, for the benefit of the Lenders, in the Collateral (as such term is defined in the Original Pledge and Security Agreement), pursuant to the terms and provisions of the Original Pledge and Security Agreement.

E. The Borrowers, the Agent and the Lender desire, subject to the terms and conditions set forth herein, to amend the Original Loan Agreement (the Original Loan Agreement, as amended by this Amendment, and as the same may be further amended, restated, modified and/or supplemented from time to time, being referred to as the “Loan Agreement”).

NOW, THEREFORE, in consideration of the mutual promises herein contained, and each intending to be legally bound hereby, the parties hereto hereby agree as follows:

1. Defined Terms.  Except as expressly defined herein, all terms used herein shall have the meanings ascribed to them in the Original Loan Agreement.  This Amendment is intended to amend the Original Loan Agreement, and the Original Loan Agreement shall be so amended, from and as of the date hereof.

2. Amendment to Section 1.1 of Original Loan Agreement.  Section 1.1 of the Original Loan Agreement is hereby amended so that the definition of “Consolidated Total Funded Debt to Consolidated EBITDA Ratio” shall read in its entirety as follows:

“Consolidated Total Funded Debt to Consolidated EBITDA Ratio” means, with respect to any Measurement Period, the ratio of (a) Consolidated Total Funded Debt less the amount, if any, of cash shown on the consolidated balance sheet of the Borrowers and their Subsidiaries as of the last day of such Measurement Period (up to a maximum reduction of Two Million Dollars ($2,000,000.00)), to (b) Consolidated EBITDA.”

3. Amendment to Section 7.10(c) of Original Loan Agreement.  Section 7.10(c) of the Original Loan Agreement is hereby amended and restated to read in its entirety as follows:

“(c) Consolidated Total Funded Debt to Consolidated EBITDA Ratio:

(i) After March 31, 2018, but on or prior to June 30, 2018, the Consolidated Total Funded Debt to Consolidated EBITDA Ratio shall at no time exceed 3.25 to 1.00.

(ii) After June 30, 2018, but on or prior to June 30, 2019, the Consolidated Total Funded Debt to Consolidated EBITDA Ratio shall at no time exceed 3.00 to 1.00.

(iii) After June 30, 2019, but on or prior to December 31, 2019, the Consolidated Total Funded Debt to Consolidated EBITDA Ratio shall at no time exceed 4.00 to 1.00.

(iv) After December 31, 2019, the Consolidated Total Funded Debt to Consolidated EBITDA Ratio shall at no time exceed 3.00 to 1.00.”

4. Amendment to Exhibit D to Original Loan Agreement.  Exhibit D attached to the Original Loan Agreement is hereby replaced, in its entirety, with the form of Compliance Certificate attached hereto as Schedule I.

5. Ratification of Security Interests.  Pursuant to the terms of the Original Pledge and Security Agreement, the Borrowers have provided to the Agent, for the benefit of the Lenders, as security for the payment and performance of any and all of the Secured Obligations and the performance of all other obligations and covenants of Borrowers under the Original Loan Agreement, the Existing Restated Credit Note, and each other Loan Document, certain or contingent, now existing or hereafter arising, which are now, or may at any time or times hereafter be owing by any Borrower to the Agent or the Lenders, a first priority, perfected security interest in the Collateral.  Each Borrower hereby ratifies and confirms the liens and security interests granted under Original Pledge and Security Agreement; and further ratifies and confirms, without condition, that (a) such liens and security interests shall secure the payment and performance of any and all of the Obligations and the performance of all other obligations and covenants of any Borrower under the Loan Agreement, the Existing Restated Credit Note, and each other Loan Document, certain or contingent, now existing or hereafter arising, which are now, or may at any time or times hereafter be owing by any Borrower to the Agent or the Lenders, and (b) the perfected status and priority of such liens and security interests shall not be affected in any way by the amendments to the Original Loan Agreement set forth herein.  Each Borrower acknowledges that the outstanding principal amount of the Existing Restated Credit Note is due and owing without any claim, defense or set-off.

6. Confirmation of Representations, Warranties and Covenants.  All representations, warranties and covenants of the Borrowers contained in the Original Loan Agreement and the other Loan Documents, are hereby ratified and confirmed without condition as if made anew upon the execution of this Amendment and are hereby incorporated by reference.  All representations, warranties and covenants of the Borrowers, whether hereunder, or contained in the Original Loan Agreement or the other Loan Documents, shall remain in full force and effect until all amounts due under the Original Loan Agreement, as amended herein, the Existing Restated Credit Note and each other Loan Document, are satisfied in full.

7. Complimentary Nature of Documents.  Except as modified by the terms hereof, all terms, provisions and conditions of the Original Loan Agreement and each other Loan Document are in full force and effect and are hereby incorporated by reference as if set forth herein.  This Amendment and the Original Loan Agreement shall be deemed as complementing and not restricting the Agent’s or any Lender’s rights hereunder or thereunder.  If there is any conflict or discrepancy between the provisions of this Amendment and any provision of the Original Loan Agreement, the terms and provisions of this Amendment shall control and prevail.

8. Absence of Events of Default.  Each Borrower hereby represents, warrants and certifies to the Agent and the Lender that no Default or Event of Default has occurred and is presently existing under the Loan Documents.

9. Effectiveness Conditions.  This Amendment shall be effective upon execution of this Amendment by all parties hereto.

10. Release of Claims.  In consideration of the benefits provided to the Borrowers under the terms and provisions hereof, each Borrower hereby agrees as follows ("General Release"):

(a) Each Borrower, for itself and on behalf of its successors and assigns, does hereby release, acquit and forever discharge the Agent and each Lender, all of their respective predecessors in interest, and all of their respective past and present officers, directors, attorneys, affiliates, employees and agents, of and from any and all claims, demands, obligations, liabilities, indebtedness, breaches of contract, breaches of duty or of any relationship, acts, omissions, misfeasance, malfeasance, causes of action, defenses, offsets, debts, sums of money, accounts, compensation, contracts, controversies, promises, damages, costs, losses and expenses, of every type, kind, nature, description or character, whether known or unknown, suspected or unsuspected, liquidated or unliquidated, each as though fully set forth herein at length (each, a "Released Claim" and collectively, the "Released Claims"), that any Borrower now has or may acquire as of the date that the Borrowers have executed and delivered this Amendment to the Agent (hereafter, the "Release Date"), including without limitation, those Released Claims in any way arising out of, connected with or related to any and all prior credit accommodations, if any, provided by the Agent or any Lender, or any of their respective predecessors in interest, to any Borrower, and any agreements, notes or documents of any kind related thereto or the transactions contemplated thereby or hereby, or any other agreement or document referred to herein or therein.

(b) Each Borrower hereby acknowledges, represents and warrants to the Agent and each Lender that it agrees to assume the risk of any and all unknown, unanticipated or misunderstood Released Claims which are released by the provisions of this General Release in favor of the Agent and the Lenders, and each Borrower hereby waives and releases all rights and benefits which it might otherwise have under any state or local laws or statutes with regard to the release of such unknown, unanticipated or misunderstood Released Claims.

(c) Each person signing below on behalf of a Borrower acknowledges that he or she has read each of the provisions of this General Release.  Each such person fully understands that this General Release has important legal consequences, and each such person realizes that they are releasing any and all Released Claims that any Borrower may have as of the Release Date.  Each Borrower hereby acknowledges that it has had an opportunity to obtain an attorney’s advice concerning the legal consequences of each of the provisions of this General Release.

(d) Each Borrower hereby specifically acknowledges and agrees that:  (i) none of the provisions of this General Release shall be construed as or constitute an admission of any liability on the part of the Agent or any Lender; (ii) the provisions of this General Release shall constitute an absolute bar to any Released Claim of any kind, whether any such Released Claim is based on contract, tort, warranty, mistake or any other theory, whether legal, statutory or equitable; and (iii) any attempt to assert a Released Claim barred by the provisions of this General Release shall subject a Borrower to the provisions of applicable law setting forth the remedies for the bringing of groundless, frivolous or baseless claims or causes of action.

11. Miscellaneous.  This Amendment (a) shall be construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania; (b) shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors and assigns; (c) may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument; and (d) may only be amended or modified pursuant to a writing signed by the parties hereto.

12. WAIVER OF JURY TRIAL.  EACH BORROWER HEREBY WAIVES ANY AND ALL RIGHTS WHICH IT MAY HAVE TO A JURY TRIAL IN CONNECTION WITH ANY LITIGATION COMMENCED BY OR AGAINST THE AGENT OR ANY LENDER WITH RESPECT TO THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO.

13. Reimbursement of Costs.  The Borrowers hereby jointly and severally agree that they will pay, or cause to be paid or reimburse the Agent and the Lender for, all of costs and expenses incurred by them in connection with this Amendment, including without limitation the fees of their legal counsel.

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IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed and delivered by their respective officers thereunto duly authorized, as of the 18th day of October, 2019.
BORROWERS:	RCM TECHNOLOGIES, INC.
	By:	/s/ Kevin D. Miller
	Print Name:	Kevin D. Miller
	Title:	CFO
RCM TECHNOLOGIES (USA), INC.
	By:	/s/ Kevin D. Miller
	Print Name:	Kevin D. Miller
	Title:	CFO
PROGRAMMING ALTERNATIVES OF MINNESOTA, INC.
	By:	/s/ Kevin D. Miller
	Print Name:	Kevin D. Miller
	Title:	CFO
RCMT DELAWARE, INC.
	By:	/s/ Kevin D. Miller
	Print Name:	Kevin D. Miller
	Title:	CFO
RCM TECHNOLOGIES CANADA CORP.
	By:	/s/ Kevin D. Miller
	Print Name:	Kevin D. Miller
	Title:	CFO
RCMT EUROPE HOLDINGS, INC.
	By:	/s/ Kevin D. Miller
	Print Name:	Kevin D. Miller
	Title:	CFO

AGENT:	CITIZENS BANK, N.A., as Administrative Agent and Arranger
	By:	/s/ Lisa S. Williams
	Print Name:	Lisa S. Williams
	Title:	SVP
LENDERS:	CITIZENS BANK, N.A., as Lender
	By:	/s/ Lisa S. Williams
	Print Name:	Lisa S. Williams
	Title:	SVP

SCHEDULE I

See attached.

RCM Technologies, Inc.                                                                                                                   As Amended 10/2019
LOC Covenant Compliance
As of ____________, 20__
($ in thousands)

General Financial Data		Latest 12 months

Funded Debt
Cash on balance sheet as of last day of fiscal period
Determination of Actual EBITDA - Trailing Twelve Months ("LTM")
(i) Operating Income
(ii) Depreciation & Amortization
Add:	(ii) Non-Cash Charges, Equity Based Compensation
Add:	(iii) Net loss if any arising solely from Permitted Asset or Stock Sales (up to an amount, which when added to other net losses previously recognized does not exceed $5,000,000 in the aggregate)
Add:	Nonrecurring charges waiver

Actual EBITDA LTM

Acquired EBITDA LTM:
TKE

Total EBITDA LTM

7.10 (a) Fixed Charge Ratio

EBITDA LTM

Divided By LTM:
Interest Paid
Income Taxes Paid
Scheduled Principal Payments
Capex
Dividends Paid
Total

Actual Fixed Charge Ratio
	Minimum Fixed Charge Ratio		1.50 to 1.00

	Compliance	Yes_____	No_____

7.10 (b) Capital Expenditures

Actual Capex LTM
Purchase Money Financing
Total
	Maximum Capex		$5,000

	Compliance	Yes_____	No_____

7.10 (c) Total Funded Debt to EBITDA

Total Funded Debt
Cash on balance sheet as of last day of fiscal period,
Max $2M

EBITDA LTM

Actual Funded Debt (less cash on balance sheet up to maximum of $2,000) to EBITDA
Maximum Funded Debt to EBITDA

	Compliance	Yes_____	No_____